Exhibit 10.2

FIRST AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT

        THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "First Amendment") is entered into as of the 23rd of December, 2009, by and among ENSCO INTERNATIONAL INCORPORATED, a Delaware corporation ("EII"), ENSCO OFFSHORE INTERNATIONAL COMPANY, a Cayman Islands exempted company ("EOIC" and, together with EII, the "Borrowers"), ENSCO INTERNATIONAL PLC, an English public limited company (the "Parent"), ENSCO GLOBAL LIMITED, a Cayman Islands exempted company ("Global" and, together with the Borrowers and the Parent, the "Amendment Parties"), CITIBANK, N.A., as administrative agent (the "Administrative Agent"), and the BANKS party hereto (the "Banks").

Preliminary Statement

        WHEREAS, the Borrowers, the Administrative Agent and the Banks, are parties to that certain Amended and Restated Credit Agreement dated as of June 23, 2005 (as same may be further amended, restated, increased and extended, the "Credit Agreement"; capitalized terms used herein that are not defined herein and are defined in the Credit Agreement are used herein as defined in the Credit Agreement); and

        WHEREAS, prior to or simultaneously with the effectiveness of this First Amendment, (a) 100% of the Equity Interests of Global shall be transferred by EII to the Parent, (b) a merger will be consummated whereby ENSCO Newcastle LLC ("MergeCo"), a wholly-owned subsidiary of Global, will merge with and into EII, with EII as the surviving corporation, a wholly-owned subsidiary of Global, and an indirect, wholly-owned subsidiary of the Parent, and (c) each outstanding Equity Interest of EII will be converted into the right to receive an American Depositary Share representing one Equity Interest of Parent (collectively, the "Reorganization"), in each case pursuant to and in accordance with (i) the Agreement and Plan of Merger and Reorganization dated November 9, 2009, between EII and MergeCo, (ii) the Contribution Agreement dated November 9, 2009, between EII and the Parent (formerly known as ENSCO International Limited) (iii) the Contribution Agreement dated November 9, 2009, between EII and Global, and (iv) the Contribution Agreement dated November 9, 2009, between Global and MergeCo (collectively, the "Reorganization Documents");

        WHEREAS, on or about September 29, 2009, 100% of the outstanding Class A ordinary shares of the Parent were deposited with the Custodian, as defined in and pursuant to the Deposit Agreement dated September 29, 2009 (the "Deposit Agreement") by and among the Parent (formerly known as ENSCO International Limited), Citibank, N.A., as Depositary, and all Holders and Beneficial Owners of American Depositary Shares issued thereunder (such deposit being the "Deposit");

        WHEREAS, the Borrowers have requested that the Banks and the Administrative Agent modify the Credit Agreement and change certain terms thereof, and the Administrative Agent and the Banks party hereto, which Banks constitute the Majority Banks, have agreed to do so; and

        WHEREAS, the Amendment Parties, the Administrative Agent and the Banks party hereto wish to execute this First Amendment to evidence such agreement.

        NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Amendment Parties, the Administrative Agent and the Banks party hereto hereby agree as follows:

        Section 1.      Amendment to Credit Agreement.     The Credit Agreement is hereby amended to read in its entirety as set forth in Exhibit A attached hereto. Parent and Global shall be deemed parties to the Credit Agreement as if they had executed it, and shall be subject to such provisions as by their terms relate to Parent and Global, respectively. All references to the Credit Agreement in the Loan Documents shall be deemed amended to reflect Parent and Global as parties.

        Section 2.      Representations True; No Default.     Each Amendment Party represents and warrants that:

                      (a)    this First Amendment has been duly authorized, executed and delivered on its behalf, and the Credit Agreement, as amended by this First Amendment, and the other Loan Documents to which it is a party, constitute the legal, valid and binding obligations of such Amendment Party, enforceable against such Amendment Party in accordance with their terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally and by general principles of equity;

                      (b)    the representations and warranties of such Amendment Party contained in Article IV of the Credit Agreement are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof (other than (i) those representations and warranties that expressly relate to a specific earlier date, which representations and warranties were true and correct in all material respects as of such earlier date and (ii) those representations and warranties that are by their terms subject to a materiality qualifier, which representations and warranties are true and correct in all respects); and

                      (c)    after giving effect to this First Amendment, no Default or Event of Default under the Credit Agreement has occurred and is continuing.

        Section 3.      Effectiveness.     This First Amendment and the Amended and Restated Guaranty described below shall become effective as of 12:01 a.m. Eastern Standard Time on the date (the "First Amendment Closing Date") when, and only when, (a) the Reorganization shall have been consummated in accordance with the Reorganization Documents, (b) the Deposit shall have been consummated in accordance with the Deposit Agreement, and (c) the Administrative Agent notifies EII that the Administrative Agent (or its counsel) has received:

                      (i)      multiple original counterparts from each party hereto, as requested by the Administrative Agent, of this First Amendment duly and validly executed and delivered by duly authorized officers of each such party;

                      (ii )     original counterparts of the fully-executed Amended and Restated Guaranty by EII, Parent and Global, duly and validly executed and delivered by duly authorized officers of each party thereto;

                      (iii)    an opinion of Robert O. Isaac, in-house counsel for the Amendment Parties, in form and substance reasonably satisfactory to the Administrative Agent;

                      (iv)     an opinion of Gardere Wynne Sewell LLP, counsel for the Amendment Parties, in form and substance reasonably satisfactory to the Administrative Agent;

                      (v)      an opinion of Maples and Calder, Cayman Islands counsel for EOIC and Global, in form and substance reasonably satisfactory to the Administrative Agent;

                      (vi)     an opinion of Baker McKenzie, United Kingdom counsel for Parent, in form and substance reasonably satisfactory to the Administrative Agent;

                      (vii)    a certificate of the Secretary or Assistant Secretary of each Amendment Party certifying (A) the resolutions of the Board of Directors of such Amendment Party approving this First Amendment, the other Loan Documents, and the transactions contemplated thereby, in each case evidencing any necessary company action, (B) the name and true signature of an agent or agents of such company authorized to sign each Loan Document to which such Amendment Party is a party and the other documents to be delivered hereunder, and (C) attached true and correct copies of the Bylaws and Articles of Incorporation (or corresponding organizational documents) of such Amendment Party;

                      (viii)   a certificate of the chief executive officer or the chief financial officer of Parent certifying that, immediately prior to the Reorganization and after giving effect to the Reorganization and this First Amendment (A) insurance in compliance with Section 5.01(d) of the Credit Agreement is in full force and effect; (B) no Material Adverse Change has occurred since December 31, 2008; (C) no Default or Event of Default exists; (D) all representations and warranties contained in Article IV of the Credit Agreement are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof (other than (1) those representations and warranties that expressly relate to a specific earlier date, which representations and warranties were true and correct in all material respects as of such earlier date and (2) those representations and warranties that are by their terms subject to a materiality qualifier, which representations and warranties are true and correct in all respects); (E) the Reorganization has been consummated prior to or simultaneously with the effectiveness of this First Amendment in accordance with the Reorganization Documents; (F) the Deposit has been consummated in accordance with the Deposit Agreement; (G) attached are true and correct copies of the Reorganization Documents and the Deposit Agreement as in effect on the date hereof; and (H) that no governmental approvals are necessary for each Amendment Party to enter into the Reorganization Documents and the Loan Documents to which it is a party, perform its obligations thereunder, and consummate the Reorganization;

                      (ix)     certificates of existence, good standing and qualification from appropriate state officials with respect to EII, such corresponding certificates or other documents from Cayman Islands officials or agencies as the Administrative Agent reasonably requests with respect to EOIC and Global, and such corresponding certificates or other documents from United Kingdom officials or agencies as the Administrative Agent reasonably requests with respect to Parent;

                      (x)      evidence of payment by the Amendment Parties of a non-refundable amendment fee to the Administrative Agent for the account of each Bank in an amount equal to 0.05% of such Bank's Commitment; and

                      (xi)     evidence of payment by the Amendment Parties of all fees and disbursements required to be paid by the Amendment Parties on the date hereof, including the fees and expenses of counsel to the Administrative Agent pursuant to invoices presented for payment on or prior to the First Amendment Closing Date.

        Section 4.      Miscellaneous Provisions.

                      (a)      From and after the execution and delivery of this First Amendment, the Credit Agreement shall be deemed to be amended and modified as herein provided, and except as so amended and modified the Credit Agreement shall continue in full force and effect.

                      (b)      The Credit Agreement and this First Amendment shall be read and construed as one and the same instrument.

                      (c)      Any reference in any of the Loan Documents to the Credit Agreement shall be a reference to the Credit Agreement as amended by this First Amendment.

                      (d)      This First Amendment is a Loan Document for purposes of the provisions of the other Loan Documents. Without limiting the foregoing, any breach of the representations, warranties, and covenants under this First Amendment may be a Default or an Event of Default under the Loan Documents.

                      (e)      This First Amendment shall be construed in accordance with and governed by the laws of the State of New York.

                      (f)      This First Amendment may be signed in any number of counterparts and by different parties in separate counterparts and may be in original or facsimile form, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

                      (g)      The headings herein shall be accorded no significance in interpreting this First Amendment.

        Section 5.      Binding Effect.     This First Amendment shall be binding upon and inure to the benefit of the Amendment Parties, the Banks and the Administrative Agent and their respective successors and assigns, except that the Amendment Parties shall not have the right to assign their rights hereunder or any interest herein.

        IN WITNESS WHEREOF, the parties have caused this First Amendment to be executed by their respective duly authorized officers as of the date first set forth above, to be effective as of the First Amendment Closing Date.

AMENDMENT PARTIES: ENSCO INTERNATIONAL INCORPORATED /s/ Dean A. Kewish Dean A. Kewish Vice President and Secretary
ENSCO OFFSHORE INTERNATIONAL COMPANY /s/ Dean A. Kewish Dean A. Kewish Assistant Secretary
ENSCO INTERNATIONAL PLC /s/ David A. Armour David A. Armour Vice President - Finance
ENSCO GLOBAL LIMITED /s/ David A. Armour David A. Armour President and Director
Signature Page to First Amendment to Amended and Restated Credit Agreement

ADMINISTRATIVE AGENT: CITIBANK, N.A., as Administrative Agent /s/ Andrew Sidford Andrew Sidford Authorized Signatory
Signature Page to First Amendment to Credit Agreement

BANKS: CITIBANK, N.A. /s/ Andrew Sidford Andrew Sidford Authorized Signatory
Signature Page to First Amendment to Amended and Restated Credit Agreement

JPMORGAN CHASE BANK, NA /s/ Preeti Bhatnagar Preeti Bhatnagar Associate
Signature Page to First Amendment to Amended and Restated Credit Agreement

DNB NOR BANK ASA, NEW YORK BRANCH /s/ Barbara Gronquist Barbara Gronquist Senior Vice President
/s/ Nikolai Nachamkin Nikolai Nachamkin Senior Vice President
Signature Page to First Amendment to Amended and Restated Credit Agreement

THE BANK OF TOKYO MITSUBISHI UFJ, LTD. /s/ Linda Terry Linda Terry Authorized Signatory
Signature Page to First Amendment to Amended and Restated Credit Agreement

WELLS FARGO BANK, N.A. /s/ Barry Parks Barry Parks Vice President
Signature Page to First Amendment to Amended and Restated Credit Agreement

MERRILL LYNCH COMMERCIAL FINANCE CORP. /s/ Gabe Gomez /Gabe Gomez Vice President
Signature Page to First Amendment to Amended and Restated Credit Agreement

SUNTRUST BANK /s/ Yann Pirio Yann Pirio Director
Signature Page to First Amendment to Amended and Restated Credit Agreement

AMEGY BANK NATIONAL ASSOCIATION /s/ Scott Collins Scott Collins Vice President
Signature Page to First Amendment to Amended and Restated Credit Agreement

MIZUHO CORPORATE BANK, LTD. /s/ Leon Mo Leon Mo Authorized Signatory
Signature Page to First Amendment to Amended and Restated Credit Agreement
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